Provisions for other liabilities and charges and contingent liabilities - Disclosure of contingent liabilities in business combination (Details) - Discuva Limited - GBP (£) £ in Thousands	Jan. 31, 2019	Jan. 31, 2018
Disclosure of contingent liabilities [line items]
Estimated assumed contingent liabilities	£ 1,658	£ 1,500
1% lower discount rate	1,770
1% higher discount rate	1,560
10% lower probability of success	1,366
10% higher probability of success	£ 1,927